UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, Delaware	19805
(Address of Principal Executive Offices)	(Zip Code)

(302) 774-3034

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 1, 2021, DuPont de Nemours, Inc. (“DuPont” or the “Company”) issued a press release regarding the completion of the previously announced separation of its Nutrition & Biosciences business (the “N&B Business”) in a Reverse Morris Trust transaction (the “Transaction”) through the distribution of Nutrition & Biosciences, Inc. (“N&B”), formed by DuPont as a wholly owned subsidiary to hold the N&B Business, followed by the merger of N&B (the “Merger”) with a wholly owned subsidiary of International Flavors & Fragrances Inc. (“IFF”). DuPont effected the distribution through an offer to exchange (the “Exchange Offer”) all shares of N&B common stock owned by DuPont for outstanding shares of DuPont common stock.

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2021, DuPont de Nemours, Inc. issued a press release announcing preliminary fourth quarter and preliminary full year 2020 results for DuPont, (the “Preliminary Results Release”). In connection with this announcement, DuPont filed a current report on Form 8-K dated January 26, 2021.

On February 1, 2021, DuPont issued the press release, attached as Exhibit 99.1 and incorporated herein by reference, referenced in the Introductory Note which among other things announces that effective February 1, 2021, DuPont will have three business reporting segments: Electronics & Industrial, Mobility & Materials, and Water & Protection. On February 1, 2021, DuPont also provided additional materials, attached as Exhibit 99.2 and incorporated herein by reference, providing pro forma segment preliminary 2020 net sales for the three new reporting segments.

The information contained in this report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 8.01	Other Events

On February 1, 2021, DuPont also announced, among other things, the receipt of the special cash payment, subject to certain post-closing adjustments, in connection with the completion of the Transaction of approximately $7.3 billion. On February 1, 2021, DuPont terminated its fully drawn $3 billion Term Loan Facilities. The termination triggered the repayment of the aggregate outstanding principal amount of $3 billion, plus accrued and unpaid interest through and including January 31, 2021. DuPont funded the repayment with proceeds from the special cash payment.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release dated February 1, 2021

99.2	Additional materials dated February 1, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date: February 1, 2021	By:	/s/ Michael G. Goss
	Name:	Michael G. Goss
	Title:	Vice President and Controller